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                                 PROMISSORY NOTE

$    1,000,000.00                            Date           JULY 1,        1997
 -------------------                             --------------------------



     FIVE (5) YEARS         after date         I         promise to pay to
----------------------------          ------------------

the order of  NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.
            --------------------------------------------------------------------

*************ONE MILLION AND NO CENTS ($1,000,000.00)********************Dollars
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Payable at                   26 HARBOR PARK DRIVE
          ----------------------------------------------------------------------

                             PORT WASHINGTON, NY 11050
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for value  received  with  interest  at eight and  one-half  per cent (8.5%) per annum, payable quarterly commencing October 1, 1997. This debt shall be non-recourse and shall be collateralized by 10,000,000 shares of Common Stock par value $.001 per share of National Medical Health Card Systems, Inc. registered in the name of Bert E. Brodsky.



                                           BERT E. BRODSKY
                                           -------------------------------------
                                           BERT E. BRODSKY


Witness:

LINDA SCARPANTONIO
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JANE A. KIMBERLY
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